Exhibit 10.39

                      ASSET PURCHASE AGREEMENT WITH MENTOR

         This Asset Purchase Agreement (this "Agreement") is entered into as of the date the last party signs as shown on the signature page hereto, by and among Mentor Corporation, a Minnesota corporation, Mentor Ophthalmics, Inc., a Massachusetts corporation, and Mentor Medical Inc., a Delaware corporation (collectively "Seller") on the one hand, and Paradigm Medical Industries, Inc., a Delaware corporation ("Purchaser") on the other hand.

                                    RECITALS

         WHEREAS, Seller is engaged in the business of marketing and selling ophthalmic products, including a cataract surgery system product line consisting of the Mentor(TM) Phacoemulsification S.I.S.tem, the Odyssey(TM) Phacoemulsification System, the Surg-e-trol(r) System I and System II, and all accessories thereto (collectively, the "Phaco" product line); and

         WHEREAS, in accordance with the provisions of this Agreement, Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser certain assets described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto agree as follows.

         1.       PURCHASE AND SALE.

                  1.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined in Section 1.4), Seller shall sell, transfer, assign, convey, delegate and deliver to Purchaser, and Purchaser shall purchase and acquire from Seller, all of Seller's right, title, obligation and interest in and to the assets (collectively, the "Assets") which are used by Seller to develop, manufacture, market and sell the Phaco product line and are owned by Seller or in which Seller has any right, title or interest as of the Closing Date (as defined in Section 1.4). The Assets include but are not limited to:

                           (A) SALES AND MARKETING.  Copies (and originals if in
                  Seller's possession) of Seller's Phaco customer lists, advertising materials and sales literature, sales booth graphics, ad slicks, artwork, un-filled purchase orders and supporting documents, and other marketing information and records, warranty and/or warranty policies and/or other records used exclusively for the Phaco, which are in Seller's possession as of the Closing Date.

                           (B) INVENTORIES. All inventories relating exclusively
                  to the Phaco product line, including finished goods and products, goods and products in process and materials and supplies on hand and in transit, as of the Closing Date.

                           (C) INTELLECTUAL PROPERTY. All patents, patent applications, trade names, trademarks and copyrights used exclusively for the Phaco product line. The list of
                  Intellectual  Property  transferred  hereunder is set forth in
                  SCHEDULE 1.1(C) hereto.

                           (D) REGISTRATIONS. All governmental registrations, registration applications, temporary registrations, experimental use permits, applications and emergency use exemptions used primarily for the Phaco product line, including those listed on SCHEDULE 1.1(D) hereto (the "Registrations").

                           (E) MATERIAL CONTRACTS. All contracts, agreements and
                  licenses which are listed ON SCHEDULE 1.1(E), together with all consignment contracts with customers, but excluding any such contracts that expire or are terminated prior to Closing and such contracts where the Seller is unable to obtain an assignment prior to the Closing (the "Contracts").

                           (F) EQUIPMENT. All machinery,  tools, instruments and
                  personal property used exclusively in connection with the Phaco product line (the "Equipment").

                           (G) TECHNICAL INFORMATION. All of the Seller's technical information and data, including, but not limited to, know-how, trade secrets, inventions, formulas, processes, designs, drawings, technology, software (including source codes), databases, manufacturing and quality control procedures and records, product composition data and specifications, packaging specifications, material safety data sheets, customer specifications, product standards, competitive samples and reports of analyses thereof, lab notebooks, records of inventions, patent application drafts, and research and development projects, materials, results and records, wherever located, used exclusively for the Phaco product line ("Technical Information").

                           (H) WARRANTIES. All manufacturers', vendors' and suppliers' warranties, to the extent assignable, relating directly to the Assets or the Phaco product line.

                           (I)  GOODWILL.   The  goodwill  of  Seller   relating
                  directly to the Assets or the Phaco product line.

                  1.2 EXCLUDED ASSETS. The Assets shall not include the following (the "Excluded Assets"):
                           (a)      Cash.
                           (b)      Securities.
                           (c)      Bank deposits.
                           (d)      Accounts receivable.
                           (e)      Assets,  properties and rights of the Seller
                                    (i) not currently used  exclusively  for the
                                    Phaco  product line or (ii)  currently  used
                                    exclusively  for the Phaco  product line but
                                    that are  ancillary to the  operation of the
                                    Phaco  product  line,   including,   without
                                    limitation, any office equipment,  furniture
                                    and fixtures of the Seller.
                           (f) Any and all rights and assets, including without limitation intellectual property rights, relating to product lines other than the Phaco product line.

                  1.3 PURCHASE PRICE. The aggregate consideration for the transfer to Purchaser of the Assets hereunder (the "Purchase Consideration") shall consist of 485,751 shares of Purchaser's common stock, par value $.001 per share (the "Common Shares"). Such number of Common Shares represents the result of the following calculation: (a) the sum of $1,500,000, divided by (b) $3.08800, which is the product of (i) 90%, times (ii) $3.43125, which is the average closing price of Purchaser's common stock on the Nasdaq National Market System (as reported in The Wall Street Journal) for the twenty trading days ending on October 13, 1999. Certain agreements of the parties as to registration of the Common Shares and related matters are set forth in the Registration Rights Statements attached hereto as Exhibit A and by this reference made a part hereof.

                  1.4 CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Seller located at 201 Mentor Drive, Santa Barbara, CA 93111 on October 22, 1999, at 11:59 p.m. local time or at such other time, date or place as Purchaser and Seller may mutually agree upon (the "Closing Date").

                  1.5 LIABILITIES. Purchaser shall assume, pay, perform, defend and discharge all liabilities and obligations relating to the Phaco product line and the Assets which arise after the Closing Date and are based upon or arise from any act, omission, transaction, circumstance, performance of services, state of facts or other condition which occurred after the Closing Date. Purchaser is not assuming or agreeing to pay or perform any liabilities or obligations of Seller which existed on or before the Closing Date, including without limitation any judgments, claims, actions or proceedings relating to the Phaco product line or the Assets. Notwithstanding the foregoing, Purchaser specifically assumes the following: (i) all of Seller's warranty obligations for Phaco products previously sold; (ii) all of Seller's repair and maintenance obligations for Phaco products previously sold; (iii) all liabilities and obligations of the Seller under the Contracts and Registrations included in the Assets; (iv) all accounts payable and accrued liabilities; (v) all liabilities shown on the books and records of the business relating exclusively to the Phaco product line as of the Closing Date; (vi) all liabilities or obligations to third parties for personal injury, property damage, consequential damages, punitive damages or incidental damages arising from any injury, event or damage as a result of any product or good shipped, sold or manufactured by Purchaser or by Seller pursuant to the Transition Services Agreement; (vii) all liabilities or obligations to third parties with respect to the Intellectual Property; and
(viii) all obligations associated with open purchase orders on and as of the Closing Date. All sales or transfer taxes, including but not limited to document recording fees, transfer taxes, sales and excise taxes, arising out of or in connection with the consummation of the transactions contemplated herein, shall be paid by Purchaser. Purchaser acknowledges that Xomed, Inc. owns certain of the accounts receivable for Phaco products previously sold by Mentor. In the event of a customer dispute regarding a product for which Xomed, Inc. owns a receivable, Purchaser will resolve the problem with Xomed, Inc.

                  1.6 INSTRUMENTS OF CONVEYANCE AND TRANSFER. Upon receipt of the Purchase Consideration, Seller shall execute and deliver to Purchaser a Bill of Sale with the appropriate schedules attached thereto that shall be reasonably acceptable to Purchaser and necessary to effect the transfer to Purchaser of and to vest in Purchaser a complete, valid and legal title and/or license to the Assets.

                  1.7  TRANSITIONAL   SUPPORT  SERVICES.   Concurrent  with  the
Closing, the parties will execute a Transition Services Agreement.

                  1.8 LIMITED LICENSE. Purchaser will acquire certain inventory which displays the "Mentor" name and mark (the "Mark"). Seller grants to Purchaser as of the Closing Date a limited license to use the Mark in an informational sense only to identify the existing inventory transferred under this Agreement and on any related advertising and promotional materials. Purchaser agrees to comply with Seller's guidelines for use of the Mark, which Seller will provide to Purchaser. Purchaser acknowledges that Seller is the exclusive owner of the Mark. Purchaser agrees to refrain from any action which is in any way inconsistent with Seller's ownership of the Mark, or which could damage Seller's interest in the Mark or Seller's reputation, or to use the Mark in connection with any other products. Seller retains the right to review and pre-approve any written materials using the Mark.

         2.       REPRESENTATIONS AND WARRANTIES.

                  2.1  MUTUAL   REPRESENTATIONS   AND  WARRANTIES.   Each  party
represents and warrants as follows:

                           (A)  ORGANIZATION   AND  GOOD  STANDING.   It  is  a
                  corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. It is in good standing in each other state or jurisdiction in which the ownership of its properties or where the conduct of its business requires it to be qualified or registered.

                           (B) AUTHORITY AND STATUS. It has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby without the necessity of any act or consent of any other entity. It has taken all necessary and appropriate corporate action, including, if necessary, Board of Directors consents with respect to the execution, delivery and performance by it of this Agreement and each and every agreement, document and instrument provided for herein. This Agreement and each and every agreement, document and instrument to be executed, delivered and performed by each party in connection herewith, constitute or will when executed and delivered constitute, the valid and legally binding obligations of each party enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable doctrines or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

                           (C) NO FINDER OR  BROKERS.  Neither it, nor any party
                  acting on its behalf, has paid or has become obligated to pay any fee or commission to any broker, finder or intermediary for, or on account of, the transactions contemplated by this Agreement.

                           (D) NO CONFLICT OR DEFAULT. Neither the execution and
                  deliver of this Agreement nor compliance with the terms and provisions hereof, including, without limitation, the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority or conflict with or result in the breach of any term, condition or provision of its Articles of Incorporation or By-Laws, or of any material agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which it is or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder.

                           (E) LITIGATION.  There is no claim, litigation,  suit
                  or proceeding, administrative or judicial, pending, or to its knowledge, threatened, against it relating to this Agreement or the transactions contemplated hereunder, at law or in equity, before any federal, state, local or foreign court or regulatory agency or other governmental authority which could result in the institution of legal proceedings to prohibit or restrain the consummation or performance of this Agreement or the transactions contemplated hereby or claim damages as a result of this Agreement or the transactions contemplated hereby.

                  2.2      REPRESENTATIONS AND WARRANTIES OF PURCHASER.

                           (A) REVIEW OF DOCUMENTS. Purchaser has had the opportunity to, and has reviewed to its satisfaction, all of the documents it has requested prior to the Closing Date.

                           (B) ISSUANCE OF COMMON  SHARES.  The common shares of
                  Purchaser to be issued to Mentor Corporation at the Closing (the "Common Shares") are duly authorized and, upon issuance, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances. The issuance of the Common Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") by reason of compliance with the provisions of Securities Act Regulation D. The Common Shares, when registered under an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or upon compliance with Securities Act Rule 144, and when authorized for trading under the rules of the Nasdaq (as defined below), will be entitled to be traded on the National Association of Securities Dealers Automated Quotation system ("Nasdaq"), and the holders of the Common Shares shall be entitled to all rights and preferences accorded to a holder of Purchaser's common stock. The outstanding common stock of Purchaser is currently quoted on the Nasdaq.

                           (C)  NO  CONFLICTS.   The  execution,   delivery  and
                  performance   of  this   Agreement   by   Purchaser   and  the
                  consummation by Purchaser of the transactions contemplated hereby and the issuance of the Common Shares to Mentor Corporation do not and will not (i) result in a violation of Purchaser's Articles or By-Laws, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which Purchaser or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to Purchaser or any of its subsidiaries or by which any property or asset of Purchaser or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). Except for such filings as Purchaser has made or will make prior to the Closing, Purchaser is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Common Shares in accordance with the terms hereof.

                           (D) SEC DOCUMENTS; FINANCIAL STATEMENTS. The outstanding common stock of Purchaser is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as
                  amended (the "Exchange Act") and Purchaser has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Exchange Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the "SEC Documents"). Purchaser has delivered or made available to Mentor Corporation true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials) filed with the SEC since December 31, 1996. Purchaser has not provided to Mentor Corporation any material non-public information or any information which, according to applicable law, rule or regulation, should have been disclosed publicly by Purchaser but which has not been so disclosed. As of their respective dates, Purchaser's Form 10-K for the year ended December 31, 1998, and all documents subsequently filed with the SEC (the "Current Filings"), together with Purchaser's second quarter 1999 earnings press release, dated September 1, 1999, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Current Filings, and none of the Current Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Current Filings contain all material information concerning Purchaser, and no event or circumstance has occurred which would require Purchaser to disclose such event or circumstance in order to make the statements in the Current Filings, taken as a whole, not misleading on the date hereof or on the Closing Date but which has not been so disclosed. The financial statements of Purchaser included in the Current Filings complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of filing. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Purchaser as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                           (E) NO MATERIAL  ADVERSE  CHANGE.  Since December 31,
                  1998, the date through which the most recent report of Purchaser on Form 10-K has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, no material adverse effect has occurred or exists with respect to Purchaser or its subsidiaries, except as otherwise disclosed or reflected in other SEC Documents filed or press releases issued as of a date subsequent to December 31, 1998.

                           (F) NO  UNDISCLOSED  LIABILITIES.  Purchaser  and its
                  direct and indirect subsidiaries have no liabilities or obligations not disclosed in the SEC Documents, other than those liabilities incurred in the ordinary course of Purchaser's or its subsidiaries' respective businesses since December 31, 1998, which liabilities, individually or in the aggregate, do not or would not have a material adverse effect on Purchaser or its direct or indirect subsidiaries.

                           (G) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES.  No event
                  or circumstance has occurred or exists with respect to Purchaser or its direct or indirect subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by Purchaser but which has not been so publicly announced or disclosed.

                           (H) NO GENERAL SOLICITATION.  Neither Purchaser,  nor
                  any of its affiliates, or, to its knowledge, any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Act")) in connection with the offer or sale of the Common Shares.

                           (I) NO INTEGRATED  OFFERING.  Neither Purchaser,  nor
                  any of its affiliates, nor to its knowledge any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Common Shares under the Act.

                  2.3 REPRESENTATIONS AND WARRANTIES OF SELLER.

                           (A) TITLE TO THE ASSETS. Except for permitted encumbrances, Seller has good and marketable title and/or license to the Assets free and clear of any pledges, liens, encumbrances, security interests, equities, charges and restrictions of any nature whatsoever. The term "permitted encumbrances" shall mean liens for taxes not due and payable.

                           (B)  LITIGATION.   There  is  no  claim,  litigation,
                  action, suit or proceeding, administrative or judicial, pending or to Seller's knowledge threatened against Seller relating to the Phaco product line or the Assets, at law or in equity, before any federal, state, local or foreign court, or regulatory agency or other governmental authority.

                           (C)    LIMITATION.    EXCEPT    FOR    THE    EXPRESS
                  REPRESENTATIONS  AND WARRANTIES SET FORTH IN THIS SECTION 2.3:
                  (I) NO  REPRESENTATION  OR  WARRANTY  WHATSOEVER  IS  MADE  BY
                  SELLER, AND SELLER HEREBY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES IMPLIED AS TO THE CONDITION, VALUE OR QUALITY OF THE ASSETS AND SPECIFICALLY DISCLAIMS WITH RESPECT TO THE ASSETS ANY REPRESENTATIONS AND WARRANTIES OF VALUE, MERCHANTABILITY, USAGE OR FITNESS FOR ANY PARTICULAR PURPOSE AND NON-INFRINGEMENT; AND (II) THE ASSETS BEING TRANSFERRED TO THE PURCHASER ARE CONVEYED ON AN "AS IS" AND "WHERE IS" BASIS, AND PURCHASER SHALL RELY UPON ITS OWN EXAMINATION THEREOF.

                           (D) ADDITIONAL LIMITATIONS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING:

                                    (I) NONINFRINGEMENT. SELLER DOES NOT WARRANT
                           AND MAKES NO REPRESENTATION THAT PURCHASER'S EXERCISE OF THE RIGHTS ASSIGNED UNDER THIS AGREEMENT IS OR WILL BE FREE FROM CLAIMS OF INFRINGEMENT OR MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, AND SELLER WILL HAVE NO OBLIGATION WHATSOEVER TO INDEMNIFY PURCHASER AGAINST ANY SUCH CLAIM.

                                    (II)  VALIDITY  OR  SCOPE.  SELLER  DOES NOT
                           WARRANT AND MAKES NO REPRESENTATION AS TO THE VALIDITY, ENFORCEABILITY, OR SCOPE OF ANY OF THE INTELLECTUAL PROPERTY RIGHTS LICENSED TO PURCHASER PURSUANT TO THE ASSIGNMENT MADE UNDER SECTION 1.1.

                                    (III)  ENFORCEMENT.  SELLER DOES NOT WARRANT
                           AND MAKES NO REPRESENTATION THAT ANY OF THE INTELLECTUAL PROPERTY RIGHTS ASSIGNED TO PURCHASER PURSUANT TO SECTION 1.1 WILL BE FREE OF INFRINGEMENT OR MISAPPROPRIATION, AS APPLICABLE, BY THIRD PARTIES, AND WILL HAVE NO OBLIGATION TO COOPERATE IN ENFORCEMENT OF ANY SUCH INTELLECTUAL PROPERTY RIGHTS OR OTHERWISE TAKE ACTION AGAINST THIRD PARTIES ALLEGED TO HAVE COMMITTED INFRINGEMENT OR MISAPPROPRIATION.

                                    (IV)   PROSECUTION.   SELLER  WILL  HAVE  NO
                           OBLIGATION TO PROSECUTE, MAINTAIN, OR OTHERWISE SECURE INTELLECTUAL PROPERTY RIGHTS, INCLUDING WITHOUT LIMITATION ANY PATENTS, PATENT APPLICATIONS, INVENTION REGISTRATIONS, OR COPYRIGHT REGISTRATIONS, WITH RESPECT TO THE ASSETS ASSIGNED TO PURCHASER PURSUANT TO SECTION 1.1.

                                    (V)  NO  OTHER   ASSIGNMENT   OR   LICENSES.
                           PURCHASER OBTAINS NO ASSIGNMENTS OR LICENSES UNDER ANY SELLER INTELLECTUAL PROPERTY RIGHTS NOT SPECIFIED IN THIS AGREEMENT.

         3. PURCHASER'S COVENANTS. So long as Seller holds any of the Common Shares, Purchaser agrees to:

                           (a) Make and keep  available  at all  times  adequate
                  current public information, as those terms are understood and defined in Securities Act Rule 144;

                           (b) File with the SEC in a timely  manner all reports
                  and other documents required of Purchaser under the Securities Act and the Exchange Act;

                           (c) Furnish to Seller promptly upon its written request (i) a written statement by Purchaser that it has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months and has been subject to these filing requirements for the past 90 days, (b) a copy of Purchaser's most recent annual or quarterly report filed with the SEC, and (c) any other reports and documents filed with the SEC by Purchaser that Seller may reasonably request in order to sell the Common Shares without registration under the Securities Act.

         4.       INDEMNIFICATION

                  4.1 INDEMNIFICATION OF SELLER. Purchaser hereby agrees to indemnify and hold Seller harmless from, against and in respect of (and shall on demand reimburse Seller for):

                           (a) any and all loss,  liability or damage  resulting
                  from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Purchaser contained herein or in any certificate, document or instrument delivered to Seller hereunder;

                           (b) any and all  debts,  liabilities  or  obligations
                  relating to the Phaco product line or the Assets, accrued, absolute, contingent, unliquidated or otherwise which arise after the Closing Date which are based upon or arise from any act, omission, transaction, circumstance, performance of services, state of facts or other condition which occurred after the Closing Date, whether or not then known, due or payable;

                           (c) any and all  debts,  liabilities  or  obligations
                  arising from the Assumed Liabilities; and

                           (d) any and all actions, suits, proceedings,  claims,
                  demands assessments, judgments, costs and expenses (including, without limitation, legal fees and expenses) incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof or in enforcing this Agreement.

                  4.2 INDEMNIFICATION OF PURCHASER. Seller hereby agrees to indemnify and hold Purchaser harmless from, against and in respect of (and shall on demand reimburse Purchaser for):

                           (a) any and all loss,  liability or damage  resulting
                  from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Seller contained herein or in any certificate, document or instrument delivered to Purchaser hereunder;

                           (b) any and all  debts,  liabilities  or  obligations
                  relating to the Phaco product line or the Assets accrued, absolute, contingent, unliquidated or otherwise which arise on or before the Closing Date and are based upon or arise from any act, omission, transaction, circumstance, performance of services, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then KNOWN, DUE OR PAYABLE, EXCEPT for any such debts, liabilities or obligations arising from the Assumed Liabilities; and

                           (c) any and all actions, suits, proceedings,  claims,
                  demands assessments, judgments, costs and expenses, including, without limitation, legal fees and expenses incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof or in enforcing this Agreement.

                  4.3 PROCEDURE FOR INDEMNIFICATION. In the event any damages or expenses are incurred by the indemnified party for which the indemnified party would be entitled to indemnification hereunder, the indemnified party shall promptly notify the indemnifying party in writing of such damages and expenses. The indemnifying party agrees that it will promptly reimburse and pay the indemnified party for such damages and expenses. If any claim for indemnification hereunder is based upon an action or claim filed or made against the indemnified party by a third party, then the indemnifying party shall have the sole right to negotiate a settlement or compromise of any such action or claim subject to the indemnified party's approval, which approval shall not be unreasonably withheld or delayed, or to defend any such action or claim at the sole expense or cost of the indemnifying party with counsel selected by the indemnified party. Provided, however, that the indemnified party at its expense shall have the right to have its counsel participate in such proceedings and any compromise or settlement of any claim other than for money damages shall be subject to the prior written consent of the indemnified party.

                  4.4 TIME TO ASSERT CLAIMS. All claims for indemnification must be asserted no later than ONE YEAR AFTER THE CLOSING DATE, PROVIDED, HOWEVER, that Mentor Corporation may assert claims for indemnification related to Purchaser's representations and warranties set forth in Sections 2.2(b) through 2.2(i) and Purchaser's covenants set forth in Article 3, up to the applicable statute of limitations.

                  4.5 DEDUCTIBLE. The Purchaser may make no claim against the Seller for indemnification UNLESS AND UNTIL THE AGGREGATE AMOUNT OF SUCH CLAIMS EXCEEDS $20,000.00 (THE "DEDUCTIBLE"), in which event the Purchaser may claim indemnification for the amount of such claims in excess of the Deductible.

                  4.6 LIMITATION. The Seller's obligation for indemnity shall only be up to a maximum aggregate liability of $225,000.00. In calculating any amount of damages to be paid by the indemnifying party pursuant to this Agreement, the amount of such damages will be reduced by all reimbursements credited to or received by the indemnified party, relating to such damages, and will be net of any tax benefits and insurance proceeds (after giving effect to any premium increases or deductibles) received by the indemnified party with respect to the matter for which indemnification is claimed.

                  4.7      EXCLUSIVE REMEDY; RELEASE.

                           (a) The  indemnification  provided  pursuant  to this
                  Agreement shall be the sole and exclusive remedy hereto for any losses as a result of, with respect to or arising out of breach of this Agreement, or any of the transactions or other agreements or instruments contemplated or entered into in connection herewith (including, but not limited to, all schedules attached or referenced herein); PROVIDED, HOWEVER, that such indemnification shall not be the sole and exclusive remedy and shall in no way limit the rights of the parties for fraud, willful breach, Purchaser's breach of the representations and warranties set forth in Sections 2.2(b) through Section 2.2(i), or Purchaser's failure to fulfill the covenants set forth in Article 3.

                           (b) Except as  specifically  provided in this Article
                  4, neither party nor its affiliates or representatives shall be liable to the other party for, and (except as so provided) each party hereby releases and discharges the other party and its affiliates and representatives from, any and all losses incurred as a result of, with respect to or arising out of the ownership or operation of the Assets.

         5.       CONFIDENTIALITY.

                  5.1 CONFIDENTIAL INFORMATION. The Confidentiality Agreement between the parties dated August 30, 1999 shall remain in full force and effect and shall be incorporated herein by this reference.

                  5.2 PUBLIC ANNOUNCEMENTS. For the period beginning with the Closing Date and ending thirty (30) days thereafter, no public announcement may be made by either party with regard to the transactions contemplated by this Agreement without the prior written consent of both the Seller and the Purchaser; provided that either party may make such disclosure to the extent required by applicable law or regulation of any governmental agency or stock exchange upon which the securities of such party are registered. For the one month period following the Closing Date, the Seller and the Purchaser will discuss any public announcements or disclosures concerning the transactions contemplated by this Agreement with the other party prior to making such announcements or disclosures.

         6.       CONDITIONS PRECEDENT TO OBLIGATIONS.

                  6.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Each and every obligation of Purchaser to be performed at the Closing shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived in writing by Purchaser):

                           (A) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller set forth in Section 2 of this Agreement shall have been true and correct when made and shall be true and correct at and as of the Closing Date as if such representations and warranties were made as of such date and time.

                           (B) PERFORMANCE OF AGREEMENT. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Seller shall have been fully performed and complied with at or prior to the Closing Date, including the delivery of instruments and documents as required herein.

                           (C) ABSENCE OF GOVERNMENTAL OR OTHER OBJECTION. There
                  shall be no pending or threatened lawsuit or any other legal or regulatory proceeding challenging the transaction by any body or agency of the federal, state or local government or by any third party and the consummation of the transaction shall not have been enjoined, or threatened to be enjoined, by a court of competent jurisdiction as of the Closing Date.

                  6.2 CONDITIONS TO OBLIGATIONS OF SELLER. Each and every obligation of Seller to be performed at the Closing shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived in writing by Seller):

                           (A) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth in
                  Section 2 of this Agreement shall have been true and correct when made and shall be true and correct at and as of the Closing Date as if such representations and warranties were made as of such date and time.

                           (B) PERFORMANCE OF AGREEMENT. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Purchaser shall have been fully performed and complied with at or prior to the Closing Date, including the delivery of instruments and documents as required herein.

                           (C) ABSENCE OF GOVERNMENTAL OR OTHER OBJECTION. There
                  shall be no pending or threatened lawsuit challenging the transaction by any body or agency of the federal, state or local government or by any third party and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing Date.

         7. DELIVERIES AT CLOSING. All transactions at the Closing shall be deemed to take place simultaneously and no transaction at the Closing shall be deemed to have been completed until all documents set forth herein have been delivered by the parties hereto except as waived by the party to who such document is to be delivered.

                  7.1 OBLIGATIONS OF SELLER. At the Closing, Seller shall deliver to Purchaser:

                           (a) such good and sufficient bills of sale, assignments, deeds and other good and sufficient instruments of sale, conveyance, transfer and assignment as shall be required or as may be appropriate in order to effectively vest in Purchaser good and marketable title to the Assets;

                           (b) Mentor Corporation's irrevocable proxy to Purchaser's Board of Directors to vote the Common Shares for a period of one year following the Closing Date; PROVIDED, HOWEVER, that if during such one year period Mentor Corporation sells any of such Common Shares, following such sale the proxy shall terminate and be of no force and effect with respect to the Common Shares which are sold; and

                           (c) such other  instruments  or  documents  as may be
                  reasonably requested by Purchaser or Purchaser's counsel to fully and effectively convey the Assets to Purchaser in accordance with the provisions of this Agreement.

                  7.2 OBLIGATIONS OF PURCHASER. At the Closing, Purchaser shall deliver to Seller:

                           (a) original share  certificates  (with the number of
                  and denomination of such certificates as reasonably requested by Seller), representing the Common Shares registered in the name of Mentor Corporation.

                           (b) an  opinion  of  Purchaser's  counsel,  dated the
                  Closing Date, reasonably satisfactory in form and substance to Seller.

                           (c) such other  instruments  or  documents  as may be
                  reasonably requested by Seller or Seller's counsel to fully and effectively evidence Purchaser's compliance with the provisions of this Agreement.

         8.       MISCELLANEOUS.

                  8.1 EXPENSES. Each party to this Agreement shall bear its own costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated by this Agreement.

                  8.2 NOTICES. All notices, claims, certificates, requests, demands and other communications under this Agreement shall be made in writing and shall be delivered by hand or sent, postage prepaid by registered, certified or express mail, or reputable overnight courier service, and shall be deemed given when so delivered by hand or if mailed, three days after mailing, one business day in the case of express mail or overnight courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Seller:

         Mentor Corporation
         Attention: Loren McFarland
         201 Mentor Drive
         Santa Barbara, CA 93111
         Telephone:  (805) 879-6000
         Facsimile:   (805) 964-2712

With a copy to:

         Chief Counsel
         Mentor Corporation
         201 Mentor Drive
         Santa Barbara, CA 93111
         Telephone:  (805) 879-6000

         Facsimile:   (805) 681-6006

If to Purchaser:

         Paradigm Medical Industries, Inc.
         Attention: Mike Stelzer
         1127 West 2320 South, Suite A
         Salt Lake City, UT 84119

                  8.3 AGREEMENTS AND WAIVERS. This Agreement may be amended or modified only by a written instrument executed by the parties to this Agreement. No failure or delay on the part of any party in exercising any of its respective rights hereunder upon any failure by any other party to perform or observe any condition, covenant or provision herein contained shall operate as waiver thereof, nor shall any single or partial exercise of any such rights preclude any other or further exercise thereof or the exercises of any other right hereunder.

                  8.4 NO ASSIGNMENT. The rights and obligations or each party under this Agreement shall not be assigned prior to, on or after the Closing without the written consent of the other party hereto. The obligations of Seller and Purchaser hereunder shall be binding upon their respective successors and permitted assigns.

                  8.5 BENEFITS. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person or entity other than the parties to this Agreement or their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect thereof or any provision contained herein, it being the intention of the parties that this Agreement is for the sole and exclusive benefit of such parties, and such successors and permitted assigns of this Agreement, and for the benefit of no other person or entity.

                  8.6 HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning of interpretation of this Agreement.

                  8.7 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto, the documents referred to herein, and the documents executed contemporaneously hereto on the Closing Date constitute the entire Agreement of the parties with respect to the subject matter of this Agreement and supercede all prior oral or written agreements, understandings or representations relating to the subject matter of this Agreement (except the August 30, 1999 Confidentiality Agreement entered into between the parties).

                  8.8 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of California, without regard to its conflict of law provisions.

                  8.9 CHOICE OF FORUM. Any suit, action or proceeding against any party hereto with respect to the subject matter of this Agreement must be brought in the United States District Court for the Central District of California, and each party hereby irrevocably submits to the exclusive jurisdiction of such court for the purpose of any such suit, action, proceeding or judgment. Each party hereto irrevocably waives any objection which either of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, brought as provided in this Section, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto agree that exclusive jurisdiction of all disputes, suits, actions or proceedings between the parties hereto with respect to the subject matter of this Agreement lies in the court as hereinabove mentioned. Service of process by mailing (by certified mail, return receipt requested) or delivering a copy of such process to a party in accordance with
Section 8.2 hereof will be deemed good and sufficient service thereof.

                  8.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

                  8.11 SEVERABILITY. If any provision of this Agreement or any covenant, obligation or agreement contained herein is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if such valid or unenforceable provision were not contained herein. Such invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner to the full extent permitted by law.

                  8.12 TERMINATION. This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time without liability, but not later than the Closing Date:

                           (a) by mutual written consent of the parties; or

                           (b) by Seller or  Purchaser  if the  Closing  has not
                  occurred by November 15, 1999, through no fault of the party who initiates termination.

                  8.13 OBLIGATIONS AFTER TERMINATION. Termination of this Agreement pursuant to section 8.12 will terminate all obligations of the parties hereto, except for the obligations under Section 2.1(c) (Brokerage), Section 4 (Indemnity), and Section 5 (Confidentiality).

         IN WITNESS WHEREOF, Seller and Purchaser have caused their respective, duly authorized officers to execute this Agreement as of the day and year first above written.


MENTOR CORPORATION                       PARADIGM MEDICAL INDUSTRIES, INC.

BY   Anthony R. Gette                    BY   Thomas F. Motter
     ----------------                         ----------------
     CEO and President                        CEO and President

MENTOR MEDICAL INC.

BY   Loren McFarland
     ---------------
     Secretary/Treasurer

MENTOR OPHTHALMICS, INC.

BY   Loren McFarland
     ---------------
     Secretary/Treasurer


                                 SCHEDULE 1.1(C)

                              INTELLECTUAL PROPERTY

See attached schedules of patents, patent applications, trademarks and trademark applications.

COPYRIGHTS

         All unregistered copyrights to written materials transferred hereunder.

                                   SCHEDULE A
--------------------------------------------------------------------------------
PATENTS ISSUED              OPHTHALMIC FOREIGN AND DOMESTIC ISSUED PHACO PATENTS
                                        Sorted by Patent Name and Country
September 28, 1999
--------------------------------------------------------------------------------

                               OPHTHALMIC FOREIGN AND DOMESTIC ISSUED PATENTS

PATENT NO. LONG MATTER                      COUNTRY           INVENTORS                 ISSUANCE
           NAME                                                                         DATE

           APPLICATION                      INTERNAL          INTERNAL                  OWNER
           DATE                             REFERENCE 4       ORGANIZATION LEVEL 2
----------------------------------------------------------------------------------------------------------------
5,580,347  CONTROLLING OPERATION OF         US                Harry Reimels             12/3/96
           HANDPIECES DURING SURGERY

           9/15/94                          F&R 2888/16001    Mentor Ophthalmics, Inc.  Mentor Ophthalmics, Inc.
----------------------------------------------------------------------------------------------------------------
5,910,110  CONTROLLING PRESSURE IN          US                David Bastable            6/8/99
           THE EYE DURING SURGERY

           6/7/95                          F&R 02888/20001    Mentor Ophthalmics, Inc.  Mentor Ophthalmics, Inc.

                                   SCHEDULE B
--------------------------------------------------------------------------------
PATENTAPPS             OPHTHALMIC FOREIGN AND DOMESTIC PHACO PATENT APPLICATIONS
                                   Sorted by Patent Name and Country
September 29, 1999
--------------------------- ----------------------------------------------------

                     CONFIDENTIAL INFORMATION--TRADE SECRET

                                   SCHEDULE C
--------------------------------------------------------------------------------
TRADEMARKREG       OPHTHALMIC FOREIGN AND DOMESTIC PHACO TRADEMARK REGISTRATIONS
                               Sorted by Trademark Name and Country
September 28, 1999
--------------------------------------------------------------------------------

                               OPHTHALMIC FOREIGN AND DOMESTIC ISSUED PATENTS

LONG MATTER   REGISTRATION  COUNTRY  OWNER              REGISTRATION   CLASS  SECTION  RENEWAL     INTERNAL              INTERNAL
NAME          NUMBER                                    DATE                  8/15                 ORGANIZATION LEVEL 2  REFERENCE 4
------------------------------------------------------------------------------------------------------------------------------------
INLAY         2,234,942     US       Mentor             3/23/99        10              3/23/2009   Mentor                Legal Dept.
                                     Corporation                                                   Ophthalmics, Inc.

SURG-E-TROL   1,618,632     US       Mentor             10/23/90       10              10/23/2000  Mentor                Legal Dept.
                                     Ophthalmics, Inc.                                             Ophthalmics, Inc.

                                   SCHEDULE D

TRADEMAPP          OPHTHALMIC DOMESTIC AND FOREIGN PHACO  TRADEMARK APPLICATIONS
                                  AND UNREGISTERED TRADEMARKS
                              Sorted by Trademark Name and Country
September 28, 1999
--------------------------------------------------------------------------------
                     CONFIDENTIAL INFORMATION--TRADE SECRET

                                 SCHEDULE 1.1(D)

                                  REGISTRATIONS

o TUV Product Service Gmbh ISO 9001 and EN 46001 Certificate No. Q1 97 04 28718 006 (Norwell) (as it relates to the Phaco product line but not as it relates to other products)

o EC Certificate No. G1 98 10 28718 005 (as it relates to the Phaco product line but not as it relates to other products)

o        FDA 510(k) No. K912904 (Odyssey Phacoemulsification System)

o        FDA 510(k) No. K955245 (Meridian Phacoemulsification System)

o        FDA 510(k) No. K974469 (Phacoemulsification SIStem Remote Control)

o        FDA 510(k) No. K890622 (Surg-E-Trol System I and System II)

o        International permits and approvals:

o Mentor SIStem: Argentina, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Colombia, Denmark, Egypt, Finland, France, Germany, Greece, Iceland, India, Ireland, Israel, Italy, Korea, Liechtenstein, Luxembourg, Malaysia, Netherlands, Norway, Pakistan, Peru, Portugal, Puerto Rico, Singapore, Spain, South Africa, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, Venezuela. Pending: China

o        Odyssey System: Russia.

o        Surg-E-Trol System I and System II: Australia.

                                 SCHEDULE 1.1(E)

                               MATERIAL CONTRACTS

o        October 4, 1999 License Agreement with Xomed, Inc.

o        July 4, 1997 Software License Agreement with Dialogue Technology, Inc.

                                                                       EXHIBIT A

                          REGISTRATION RIGHTS STATEMENT

         This Registration Rights Statement (this "Statement") sets forth the registration rights granted by Paradigm Medical Industries, Inc. (The "Company") to Mentor Corporation ("Mentor"), under the asset purchase agreement dated as of october 15, 1999 by and among the Company, Mentor and Mentor's subsidiaries (the "Purchase Agreement"). Capitalized terms defined in the Purchase Agreement and used herein without definition have the same meanings herein as in the Purchase Agreement.

         In consideration of the agreements contained in the Purchase Agreement, the Company hereby grants to Mentor the rights set forth herein:

         1. DEFINITIONS. For purposes of this Statement, "Registrable Securities" means (i) the Common Shares issued to Mentor pursuant to the Purchase AGREEMENT, OR (II) SHARES OF COMMON STOCK OR OTHER SECURITIES OF THE COMPANY ISSUED AS A DIVIDEND OR OTHER DISTRIBUTION ON OR IN EXCHANGE FOR ANY OF THE SHARES OF COMMON STOCK SPECIFIED IN CLAUSE (I).


2.       COMPANY REGISTRATION.

                  (A) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its Common Stock, whether or not for its own account, other than a registration relating to employee benefit plans or a registration effected on Form S-4, the Company shall:

                           (i) provide to Mentor written notice thereof at least
                  twenty (20) days prior to the filing of the registration statement by the Company in connection with such registration; and

                           (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by Mentor received by the Company within fifteen (15) days after the Company mails the written notice referred to above, subject to the provisions of Section 2(b) below.

                  (B) UNDERWRITING. The right of Mentor to registration pursuant to this Section 2 shall be conditioned upon the participation by Mentor in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities in such underwriting to the extent provided herein. If Mentor proposes to distribute its Registrable Securities through such underwriting, it shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this
         Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise Mentor, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, shares held by Mentor, but only after there has been excluded from such registration and underwriting shares for the account of any person other than Company or Mentor.

                  (C) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not Mentor has elected to include Registrable Securities in such registration.

                  (D) EXPENSES. The Company shall bear all expenses in connection with the Company's performance of or compliance with its obligations under this Statement, including, without limitation, all
         (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws (including reasonable fees, expenses and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriter or underwriters in a registration may designate, subject to the limitation as set forth in subsection (h) of Section 3 hereof); (iii) printing expenses; (iv) fees, expenses and disbursements of counsel for the Company and Mentor and of all independent certified public accountants retained by the Company; and (v) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its common stock; but excluding selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities, or any other expenses incurred by Mentor in connection with any registration that are not specified in the immediately preceding sentence.

         3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Statement to effect the registration of Registrable Securities, the Company shall:

                  (a) promptly prepare and file with the SEC a registration statement with respect to such Registrable Securities on any form that may be utilized by the Company and that shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to Mentor, its counsel and the underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities, but (except for a shelf registration) for no longer than 120 days subsequent to the effective date of such registration statement;

                  (c) provide customary indemnity and contribution arrangements to any underwriters;

                  (d) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and throughout each period during which the Company is required to keep a registration effective, make available for inspection by Mentor, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

                  (e) promptly notify Mentor and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the SEC, by the National Association of Securities Dealers Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information,
         (iii) of the  issuance  by the SEC of any  stop  order  suspending  the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                  (f) furnish to Mentor, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

                  (g) permit Mentor to rely on any representations and warranties made to any underwriter of the Company or any opinion of counsel or "cold comfort" letter delivered to any such underwriter, and indemnify Mentor to the same extent that it indemnifies any such underwriter;

                  (h) use reasonable diligent efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as Mentor or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable Mentor or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; PROVIDED, HOWEVER, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 5(h), (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process in any such jurisdiction;

                  (i) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

                  (j) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act.

         4. INFORMATION BY MENTOR. Mentor shall furnish to the Company such information regarding itself and the distribution proposed by it as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Statement.

         5. INDEMNIFICATION. In the event any of the Registrable Securities are included in a registration statement under this Statement:

                  (a) the Company will indemnify Mentor, each of its officers and directors and Mentor's separate legal counsel and independent accountants, and each person controlling Mentor within the meaning of
         Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Mentor, each of its officers and directors and Mentor's separate legal counsel and independent accountants and each person controlling Mentor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Mentor or such underwriter and stated to be specially for use therein.

                  (b) Mentor will, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Mentor and stated to be specifically for use therein.

                  (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

                  (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         6. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company shall use reasonably diligent efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                  (c) Furnish to Mentor promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Mentor may reasonably request in availing itself of any rule or regulation of the SEC allowing Mentor to sell Registrable Securities without registration.

         7. TERMINATION OF REGISTRATION RIGHTS. Mentor shall not be entitled to exercise any right provided for in this Statement after two years following the Closing Date.

         8. MISCELLANEOUS.

                  (A) PART OF PURCHASE AGREEMENT. This Statement constitutes a part of the Purchase Agreement and is subject to all provisions thereof.

                  (B) SEVERABILITY. Any provision of this Statement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.